UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Applewood Crescent, 2nd Floor

Vaughan

Ontario L4K 0E3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

See Item 7.01, below.

Item 7.01	Regulation FD Disclosure.

On August 3, 2016, Waste Connections, Inc., a corporation organized under the laws of Ontario, Canada (“Waste Connections” or the “Company”), issued a press release announcing its second quarter 2016 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 3, 2016, Waste Connections also announced that its board of directors had approved a share repurchase program which authorizes the Company to purchase up to 8,770,732 of its outstanding common shares. Share repurchases will be made only in the open market, including on the New York Stock Exchange, the Toronto Stock Exchange, and alternative Canadian trading systems. The share repurchase program will expire on August 7, 2017, unless extended by the board of directors. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01	Other Events.

The disclosure under Item 7.01 of this current report on Form 8-K is incorporated herein by reference.

The information furnished in Items 2.02, 7.01 and 8.01 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Safe Harbor and Forward-Looking Information

This document contains forward-looking statements (which include “forward-looking information” as that term is defined in applicable securities laws in Canada) within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 (PSLRA). These forward-looking statements are neither historical facts nor assurances of future performance and reflect Waste Connections’ current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements are often identified by the words “may,” “might,” “believes,” “thinks,” “expects,” “intends” or other words of similar meaning. All of the forward-looking statements included in this document are made pursuant to the safe harbor provisions of the PSLRA and applicable securities laws in Canada. Forward-looking statements involve risks and uncertainties. Forward-looking statements in this document include, but are not limited to, statements about potential operating trends and acquisition activity, future financial performance and repurchases of common shares of the Company. Important factors that could cause actual results to differ, possibly materially, from those indicated by the forward-looking statements include, without limitation, the following: the possibility that any of the anticipated benefits of the combination of the Company and Waste Connections US, Inc. (f/k/a Waste Connections, Inc.) will not be realized; the ability of the combined company to successfully achieve business objectives, including integrating the two companies or the effects of unexpected costs, liabilities or delays; the potential benefits and synergies of the transaction; and expectations for other economic, business and/or competitive factors. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company that are disclosed in filings that have been made by the Company (including under its former name, Progressive Waste Solutions Ltd.) and by Waste Connections US, Inc. (including under its former name, Waste Connections, Inc.) with the Securities and Exchange Commission and the securities commissions or similar regulatory authorities in Canada. You should not place undue reliance on forward-looking statements, which speak only as of the date of this document. Waste Connections undertakes no obligation to update the forward-looking statements set forth in this document, whether as a result of new information, future events, or otherwise, unless otherwise required by applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release, dated August 3, 2016, issued by Waste Connections, Inc.

99.2 Press Release, dated August 3, 2016, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

	BY:	/s/ Worthing F. Jackman
Date: August 3, 2016		Worthing F. Jackman,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION
99.1	Press Release, dated August 3, 2016, issued by Waste Connections, Inc.
99.2	Press Release, dated August 3, 2016, issued by Waste Connections, Inc.